The Dreyfus Fund
Incorporated

ANNUAL REPORT
December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues
(Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               The Dreyfus Fund
                                                                   Incorporated

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Fund Incorporated, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Timothy M. Ghriskey.

The past year has been both highly volatile and rewarding for many investors in U.S. stocks. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S&P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the stock market's advance in 1999, however. Following the trend established over the past several years, growth-oriented stocks handily outperformed value-oriented stocks. Indeed, until a more broad-based rally in the fourth quarter, stellar performance was generally limited to a handful of highly valued technology and telecommunications companies. In our view, many fundamentally sound companies in other market sectors may be selling at attractive valuations.

We  appreciate  your  confidence over the past year, and we look forward to your
continued    participation    in    The    Dreyfus    Fund    Incorporated.

Sincerely,



/s/ Stephen E. Canter
Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Timothy M. Ghriskey, Portfolio Manager

How did The Dreyfus Fund Incorporated perform relative to its benchmark?

For the one-year period ended December 31, 1999, The Dreyfus Fund Incorporated produced a total return of 24.07%.(1) This performance exceeded the Standard & Poor's 500((reg.tm) ) Composite Stock Price Index's ("S&P 500 Index") 21.03% total return for the same period.(2)

We attribute this strong performance to the surprisingly rapid recovery of global capital markets in the wake of 1998's sharp declines, and to the broadening of market strength among large-cap stocks that occurred later in 1999. We believe the fund's superior performance as compared to the S&P 500 Index, our benchmark, was the result of our sector allocation and stock selection strategies.

What is the fund's investment approach?

The Dreyfus Fund Incorporated invests primarily in stocks of well-established U.S. companies that we believe demonstrate potential to outperform the S&P 500 Index with less volatility. Our investment approach targets both growth- and value-oriented stocks, while maintaining a somewhat conservative bias in favor of value. In short, we seek growth at a reasonable price.

Our disciplined investment process sifts through over 1,500 equity securities to identify the relatively small number of stocks that best meet our criteria. We start with computerized, quantitative analysis of all potential targets, scoring each stock on a wide range of growth, valuation, leverage, earnings surprise, momentum and risk factors. Our team of experienced analysts then further narrows the field by examining the specifics of each top-ranked candidate. We observe their operations, interview corporate management and conduct detailed surveys of
the   competitive   environment,   seeking   catalysts   likely   to
                                                                       The  Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

spark a change in a company's market value. Armed with these analytical insights, we decide which stocks to purchase, and whether any current holdings should be sold.

The result of our approach during the recent one-year period was a portfolio of approximately 100 carefully selected stocks, the majority of which performed well. Technology stocks represented a relatively large percentage of the fund's holdings compared to the S&P 500 Index. Since technology drove much of the market's advance throughout the year, our overweighting of this sector boosted performance. We gained strong returns from market leaders such as Nokia, Sun Microsystems and Cisco Systems.

We also realized notably good performance from several other sectors, most notably consumer cyclicals, consumer staples and basic materials. Among consumer cyclicals, we scored successes with companies such as Home Depot and Wal-Mart Stores that implemented effective efforts to expand their business franchises during the period. In the consumer staples sector, we targeted companies such as Time Warner and Viacom that are finding innovative ways to combine media, technology and telecommunications to deliver information to consumers and business. Finally, in basic materials, we invested in companies poised to benefit from increasing global economic activity. The fund strongly outperformed the S&P 500 Index in this sector, benefiting from well-chosen investments in providers of basic industrial products. One such company, Alcoa, appreciated in value by more than 125% during the year.

What other factors influenced the fund's performance?

The fund's performance was positively affected by our ability to identify winning stocks even in sectors that, on average, delivered relatively lackluster returns during the year. For example, the fund significantly outperformed its benchmark in the relatively weak sectors of health care and financial services. Compared to the S&P 500, we took small positions in these two underperforming sectors and realized relatively strong returns from the investments we held.


On the other hand, some holdings lagged, even within our best-performing sectors. For example, despite the fund's strong overall returns in technology, Storage Technology and Compaq Computer fell sharply. The fund also experienced particularly disappointing performance from investments in communications services, the one sector in which we significantly underperformed the S&P 500 Index. We attribute some of this underperformance to weakness in a few of the fund's holdings, such as AT&T and Bell Atlantic. We also avoided some of the sector's hottest performers because they failed to meet our conservative investment criteria.

What is the fund's current strategy?

As of December 31, 1999, we have been encouraged by the market's broadening base of strength. Both growth- and value-oriented stocks, especially those of large-cap companies, performed relatively well during much of the year. Of course, we cannot be certain that the market's positive trends will continue, but we continue to believe that investors can benefit from an actively and conservatively managed portfolio of high quality stocks. Accordingly, we have adhered to our consistent, disciplined approach that seeks above-average growth while managing risk.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500((reg.tm)) COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

The Dreyfus Fund Incorporated $2,923,921
Standard and Poor's 500 Composite Stock Price Index + $3,617,332.

Comparison of change in value of $10,000 investment in The Dreyfus Fund
Incorporated and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99

                                          Inception                                                                  From
                                            Date             1 Year            5 Years           10 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                       5/24/51           24.07%            18.21%             11.87%            12.62%

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

ALTHOUGH THE FUND COMMENCED OPERATIONS ON 5/24/51, THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX WAS AVAILABLE BEGINNING 12/31/51. ACCORDINGLY, THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN THE DREYFUS FUND INCORPORATED ON 12/31/51 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999


COMMON STOCKS--100.1%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--.4%

Weyerhaeuser                                                                                    172,400               12,380,475

CONSUMER DURABLES--.9%

Ford Motor                                                                                      287,000               15,336,562

General Motors                                                                                  140,000               10,176,250

                                                                                                                      25,512,812

CONSUMER NON-DURABLES--5.6%

Anheuser-Busch Cos.                                                                             106,000                7,512,750

Coca-Cola                                                                                       562,000               32,736,500

Gillette                                                                                        246,000               10,132,125

Heinz (H.J.)                                                                                    300,000               11,943,750

Kimberly-Clark                                                                                  121,000                7,895,250

PepsiCo                                                                                         368,000               12,972,000

Philip Morris Cos.                                                                              541,000               12,544,438

Procter & Gamble                                                                                473,000               51,823,062

RJ Reynolds Tobacco Holdings                                                                    239,600                4,222,950

Unilever, ADR                                                                                   134,000                7,294,625

                                                                                                                     159,077,450

CONSUMER SERVICES--5.4%

CBS                                                                                             286,000  (a)          18,286,125

Cendant                                                                                         525,000  (a)          13,945,313

Clear Channel Communications                                                                     82,000  (a)           7,318,500

Comcast, Cl. A                                                                                  173,000                8,693,250

Disney (Walt)                                                                                   488,000               14,274,000

Gannett                                                                                          66,000                5,383,125

McDonald's                                                                                      309,000               12,456,563

MediaOne Group                                                                                  221,000  (a)          16,975,562

Time Warner                                                                                     442,000               32,017,375

Viacom, Cl. B                                                                                   385,000  (a)          23,268,437

                                                                                                                     152,618,250

ELECTRONIC TECHNOLOGY--21.5%

Apple Computer                                                                                   72,700  (a)           7,474,469

Applied Materials                                                                                89,000  (a)          11,275,187

Boeing                                                                                          225,000                9,351,563

Cisco Systems                                                                                   920,000  (a)          98,555,000

Compaq Computer                                                                                 385,000               10,419,062

Dell Computer                                                                                   576,000  (a)          29,376,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

EMC                                                                                             357,000  (a)          39,002,250

Hewlett-Packard                                                                                 241,000               27,458,938

Intel                                                                                           750,000               61,734,375

International Business Machines                                                                 515,000               55,620,000

Lexmark International Group, Cl. A                                                               85,000  (a)           7,692,500

Lucent Technologies                                                                             885,000               66,209,062

Motorola                                                                                        212,000               31,217,000

Nokia Oyj, ADS                                                                                   79,000               15,010,000

Nortel Networks                                                                                 463,000               46,763,000

Qualcomm                                                                                        144,000  (a)          25,380,000

Sun Microsystems                                                                                442,000  (a)          34,227,375

Tellabs                                                                                          89,000  (a)           5,712,688

Texas Instruments                                                                               198,000               19,181,250

United Technologies                                                                             114,000                7,410,000

                                                                                                                     609,069,719

ENERGY MINERALS--5.3%

BP Amoco, ADS                                                                                   304,000               18,031,000

Chevron                                                                                         148,000               12,820,500

Conoco, Cl. B                                                                                   508,902               12,658,927

Exxon Mobil                                                                                     784,721               63,219,094

Royal Dutch Petroleum, ADR                                                                      616,000               37,229,500

Texaco                                                                                          125,000                6,789,063

                                                                                                                     150,748,084

FINANCE--13.2%

Allstate                                                                                        182,000                4,368,000

American Express                                                                                152,000               25,270,000

American General                                                                                181,000               13,733,375

American International Group                                                                    541,250               58,522,656

AXA Financial                                                                                   216,000                7,317,000

Bank One                                                                                        277,800                8,906,963

Bank of America                                                                                 621,000               31,166,437

Bank of New York                                                                                250,600               10,024,000

Chase Manhattan                                                                                 284,000               22,063,250

Citigroup                                                                                     1,215,000               67,508,437

Federal National Mortgage Association                                                           349,000               21,790,688

Fleet Boston Financial                                                                          559,000               19,460,187

GE Investment Private Placement Partners I, L.P. (Units)                                          5.798  (b)          10,420,671



COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Merrill Lynch                                                                                    85,000                7,097,500

Morgan (J.P.)                                                                                    63,000                7,977,375

Morgan Stanley Dean Witter                                                                      201,000               28,692,750

Schwab (Charles)                                                                                186,000                7,137,750

Wells Fargo                                                                                     590,000               23,858,125

                                                                                                                     375,315,164

HEALTH SERVICES--.6%

Columbia/HCA Healthcare                                                                         564,000               16,532,250

HEALTH TECHNOLOGY--8.0%

Abbott Laboratories                                                                             360,000               13,072,500

American Home Products                                                                          294,000               11,594,625

Amgen                                                                                           242,000  (a)          14,535,125

Bristol-Myers Squibb                                                                            547,000               35,110,563

Galen Partners II, L.P. (Units)                                                                   3.468  (b)           2,942,106

Johnson & Johnson                                                                               314,000               29,241,250

Lilly (Eli) & Co.                                                                               255,000               16,957,500

Medtronic                                                                                       274,000                9,983,875

Merck & Co.                                                                                     567,700               38,071,381

Pfizer                                                                                          905,500               29,372,156

Pharmacia & Upjohn                                                                               60,000                2,700,000

Schering-Plough                                                                                 196,000                8,268,750

Warner-Lambert                                                                                  194,000               15,895,875

                                                                                                                     227,745,706

INDUSTRIAL SERVICES--.1%

Yorktown Energy Partners, L.P. (Units)                                                            2.231  (b)           2,162,089

NON-ENERGY MINERALS--.8%

Alcoa                                                                                           205,000               17,015,000

Inco                                                                                            195,000  (a)           4,582,500

                                                                                                                      21,597,500

PROCESS INDUSTRIES--1.7%

Dow Chemical                                                                                     50,000                6,681,250

duPont (E.I.) deNemours                                                                         411,752               27,124,163

International Paper                                                                              93,000                5,248,688

Temple-Inland                                                                                    94,700                6,244,281

Union Carbide                                                                                    31,000                2,069,250

                                                                                                                      47,367,632

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER MANUFACTURING--6.9%

Caterpillar                                                                                      81,000                3,812,063

General Electric                                                                                932,000              144,227,000

Honeywell International                                                                         268,125               15,467,461

Illinois Tool Works                                                                             100,000                6,756,250

Minnesota Mining & Manufacturing                                                                 94,000                9,200,250

Tyco International                                                                              380,200               14,780,275

                                                                                                                     194,243,299

RETAIL TRADE--8.9%

Dayton Hudson                                                                                   103,000                7,564,063

Gap                                                                                             292,000               13,432,000

Home Depot                                                                                      766,500               52,553,156

Lowes                                                                                           124,000                7,409,000

May Department Stores                                                                           189,000                6,095,250

SK Equity Fund, L.P. (Units)                                                                     16.484  (b)          53,733,200

Wal-Mart Stores                                                                               1,592,000              110,047,000

                                                                                                                     250,833,669

TECHNOLOGY SERVICES--10.7%

America Online                                                                                  753,000  (a)          56,804,438

Charter Communications, Cl. A                                                                   535,700  (a)          11,718,437

Computer Associates International                                                               140,000                9,791,250

eBay                                                                                             39,500  (a)           4,944,906

Electronic Data Systems                                                                         219,000               14,659,313

Microsoft                                                                                     1,186,000  (a)         138,465,500

Oracle                                                                                          351,000  (a)          39,333,937

Yahoo!                                                                                           60,000  (a)          25,961,250

                                                                                                                     301,679,031

TRANSPORTATION--.6%

Burlington Northern Santa Fe                                                                    389,000                9,433,250

CNF Transportation                                                                              218,100                7,524,450

                                                                                                                      16,957,700

UTILITIES--9.5%

AT&T                                                                                            746,399               37,879,749

AT&T - Liberty Media Group, Cl .A                                                               318,000  (a)          18,046,500

Bell Atlantic                                                                                   154,000                9,480,625

BellSouth                                                                                       424,000               19,848,500

Coastal                                                                                         561,000               19,880,438

Enron                                                                                           168,000                7,455,000



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Global Crossing                                                                                 176,000  (a)           8,800,000

GTE                                                                                             388,000               27,378,250

MCI WorldCom                                                                                    659,550  (a)          34,997,372

SBC Communications                                                                              776,288               37,844,040

Sprint (FON Group)                                                                              196,800               13,247,100

Sprint (PCS Group)                                                                              103,000  (a)          10,557,500

Texas Utilities                                                                                 364,000               12,944,750

U S West                                                                                        157,000               11,304,000

                                                                                                                     269,663,824

TOTAL COMMON STOCKS

   (cost $1,896,102,692)                                                                                           2,833,504,654
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
SHORT-TERM INVESTMENTS--.2%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Banks,

  1.50%, 1/3/2000

   (cost $5,449,546)                                                                          5,450,000                5,449,546
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,901,552,238)                                                          100.3%            2,838,954,200

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)              (8,329,404)

NET ASSETS                                                                                       100.0%            2,830,624,796

(a) NON-INCOME PRODUCING.

(b) SECURITIES RESTRICTED AS TO PUBLIC RESALE. INVESTMENTS IN RESTRICTED
    SECURITIES WITH AN AGGREGATE MARKET VALUE OF $69,258,066 REPRESENTING
    APPROXIMATELY 2.4% OF NET ASSETS ARE AS FOLLOWS:

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                   Net
                                                         Acquisition  Purchase  Assets
Issuer                                                          Date  Price ($)*   (%)    Valuation ($)**
------------------------------------------------------------------------------------------------------------------------------------

GE Investment Private
   Placement Partners I, L.P. (Units)                5/28/91-9/13/95  1,797,287    .37  1,797,287 per unit

Galen Partners II, L.P. (Units)                       1/28/93-1/3/97    848,358    .10    848,358 per unit

SK Equity Fund, L.P. (Units)                        12/6/92-10/30/96    705,825   1.90  3,259,719 per unit

Yorktown Energy Partners, L.P.
   (Units)                                            3/5/91-9/15/95    996,497    .07    969,112 per unit

 *  AVERAGE COST.

**  THE VALUATION OF THESE SECURITIES HAS BEEN DETERMINED IN GOOD FAITH UNDER
    THE DIRECTION OF THE BOARD OF DIRECTORS.

SUBJECT TO CERTAIN LIMITATIONS, THE FUND HAS COMMITMENTS TO INVEST IN THE LIMITED PARTNERSHIP LISTED BELOW:

                                         Portion of Committed
Issuer                                     Amounts Uninvested
--------------------------------------------------------------------------------

Galen Partners II, L.P. (Units)                      $147,742

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                            Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,901,552,238  2,838,954,200

Dividends receivable                                                  2,169,549

Receivable for investment securities sold                               207,417

Receivable for shares of Capital Stock subscribed                        31,000

Prepaid expenses                                                         31,418

                                                                   2,841,393,584
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,587,505

Cash overdraft due to Custodian                                       1,172,281

Payable for shares of Capital Stock redeemed                          5,326,692

Payable for investment securities purchased                           2,383,848

Accrued expenses                                                        298,462

                                                                     10,768,788
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,830,624,796
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,869,295,866

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                 23,926,968

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4(b)                                        937,401,962
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,830,624,796
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $1 par value Capital Stock authorized)       213,217,303

NET ASSET VALUE, offering and redemption price per share ($)              13.28

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $248,119 foreign taxes withheld at source)   29,136,889

Interest                                                               794,605

TOTAL INCOME                                                        29,931,494

EXPENSES:

Management fee--Note 3(a)                                           16,523,173

Shareholder servicing costs--Note 3(a)                               1,375,416

Custodian fees--Note 3(a)                                              165,357

Professional fees                                                      122,696

Directors' fees and expenses--Note 3(b)                                 85,446

Registration fees                                                       55,081

Prospectus and shareholders' reports                                    34,306

Interest expense--Note 2                                                32,272

Loan commitment fees--Note 2                                            23,215

Miscellaneous                                                           86,034

TOTAL EXPENSES                                                      18,502,996

INVESTMENT INCOME--NET                                              11,428,498
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                       112,627,223

Net realized gain (loss) on financial futures                        2,660,917

NET REALIZED GAIN (LOSS)                                           115,288,140

Net unrealized appreciation (depreciation) on investments          449,043,472

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             564,331,612

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               575,760,110

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended December 31,
                                                    ----------------------------

                                                     1999                 1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,428,498           21,005,290

Net realized gain (loss) on investments       115,288,140          124,164,624

Net unrealized appreciation (depreciation)
   on investments                             449,043,472          266,811,455

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  575,760,110          411,981,369
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (12,722,630)         (24,854,366)

Net realized gain on investments            (183,841,821)                 --

TOTAL DIVIDENDS                             (196,564,451)         (24,854,366)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 679,848,709          823,497,590

Dividends reinvested                          167,780,735           20,687,231

Cost of shares redeemed                     (982,845,166)       (1,272,738,782)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS              (135,215,722)          (428,553,961)

TOTAL INCREASE (DECREASE) IN NET ASSETS      243,979,937           (41,426,958)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         2,586,644,859        2,628,071,817

END OF PERIOD                               2,830,624,796        2,586,644,859

Undistributed investment income--net                   --              991,057
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    55,665,487           78,078,825

Shares issued for dividends reinvested         13,414,475            1,921,698

Shares redeemed                              (80,406,477)        (120,120,204)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (11,326,515)        (40,119,681)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended December 31,
                                                                 -------------------------------------------------------------------

                                                                 1999           1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            11.52           9.93          10.82          10.42         11.93

Investment Operations:

Investment income--net                                            .05(a)         .10            .10            .08           .22

Net realized and unrealized
   gain (loss) on investments                                    2.65           1.60           1.01           1.57          2.57

Total from Investment Operations                                 2.70           1.70           1.11           1.65          2.79

Distributions:

Dividends from investment income--net                            (.06)          (.11)          (.08)          (.09)         (.22)

Dividends from net realized gain on
   investments                                                   (.88)           --           (1.78)         (1.16)        (4.08)

Dividends in excess of net realized gain
   on investments                                                  --            --            (.14)            --            --

Total Distributions                                             (.94)           (.11)         (2.00)         (1.25)        (4.30)

Net asset value, end of period                                 13.28           11.52           9.93          10.82         10.42
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               24.07           17.15          10.75          15.85         23.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .71             .73           .71             .73           .74

Ratio of net investment income
   to average net assets                                         .43             .82           .85             .70          1.56

Portfolio Turnover Rate                                        58.61          109.61        201.10          220.92        269.26
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       2,830,625      2,586,645     2,628,072       2,698,767     2,653,539

(a) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

The Dreyfus Fund Incorporated (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During  the  period  ended  December  31,  1999,  the fund increased accumulated
undistributed    investment    income-net    by    $303,075    and

decreased paid-in capital by $303,075. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing
market    rates    in    effect    at    the    time    of    borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 1999 was approximately $551,800 with a related weighted average annualized interest rate of 5.85%.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(a) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund's average daily net assets: .65 of 1% of the first $1.5 billion; .625 of 1% of the next $500 million; .60 of 1% of the next $500 million; and .55 of 1% over $2.5 billion.

The Agreement provides for an expense reimbursement from the Manager should the fund's aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund's average daily net assets for any full year. No expense reimbursement was required pursuant to the Agreement for the period ended December 31, 1999.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the fund was charged $972,171 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 1999, the fund was
charged    $165,357    pursuant    to    the    custody    agreement.

(b) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $6,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(c) During the period ended December 31, 1999, the fund incurred total brokerage commissions of $2,996,216, of which $81,576 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 1999, amounted to $1,519,578,048 and $1,813,850,147, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1999, there were no open financial futures contracts outstanding.


(b) At December 31, 1999, accumulated net unrealized appreciation on investments was $937,401,962, consisting of $978,296,356 gross unrealized appreciation and $40,894,394 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors
The Dreyfus Fund Incorporated

We have audited the accompanying statement of assets and liabilities of The Dreyfus Fund Incorporated, including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Fund Incorporated at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP
(signature logo)

New York, New York

February 3, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.325 per share as a long-term capital gain distribution of the $.435 per share paid on December 20, 1999 and also designates $.455 per share as a long-term capital gain distribution of the $.470 per share paid on June 30, 1999.

The fund also designates 85.23% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.

                                                             The Fund

NOTES

                                                           For More Information

                        The Dreyfus Fund
                        Incorporated
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  026AR9912